SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                             FORM 8-K




            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):    November 5, 1997
                                                    _____________________


Exact Name of Registrant as
  Specified in Its Charter:    DDL ELECTRONICS, INC.
                             ______________________________




          DELAWARE                      1-8101                   33-0213512
 _____________________________        ____________              _____________
State or Other Jurisdiction of        Commission             I.R.S. Employer
Incorporation or Organization        File Number           Identification No.




Address of Principal Executive Offices:     2151 Anchor Court
                                            Newbury Park, CA 91320
                                           _________________________


Registrant's Telephone Number, Including
 Area Code:                                    (805) 376-9415
                                             _________________________


Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                             _________________________






Item 5.  Other Events.

      In a Form 8-K filed on September 29, 1997, DDL Electronics, Inc. ("DDL") reported that DDL had commenced litigation against Century Electronics Manufacturing, Inc. ("Century") over Century's breach of a financing agreement entered into in May 1997. On November 5, 1997, DDL and Century entered into a settlement agreement which generally releases and resolves all claims between them. As a result of that agreement all pending litigation will be dismissed. As a part of the settlement agreement, DDL received a small equity interest in Century.



                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DDL ELECTRONICS, INC.


     November 7, 1997                   /s/ Richard K. Vitelle
_________________________________       ___________________________________
           Date                         Richard K. Vitelle
                                        Vice President - Finance
                                        (Principal Financial Officer)